Exhibit 10.1

LOAN AGREEMENT

$2500.00                      Date: June 23, 2015

For value received, the undersigned Gardedam Therapeutics, Inc. (the "Borrower"), at 1027 Bryant St Unit A, Palo Alto, CA 94301 promises to pay to the order of Gergely Toth (the "Lender"), at Disz ter 10, Budapest Hngary, an amount of USD $17,193 (US Dollars) as requested by the Borrower, with no interest.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in full on any future date on which the Lender demands repayment (the "Due Date").

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

2) the liquidation, dissolution, incompetency or death of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

Exhibit 10.1, 1

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of California.

VIII. SIGNATURES

This Note shall be signed by Simon Peace, on behalf of Gardedam Therapeutics, Inc. and Gergely Toth.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1, 2

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 08 day of December, 2015

Borrower:
Gardedam Therapeutics,  Inc.

By: /s/ Simon Peace

Lender:
Gergely Toth

By: /s/ Gergely Toth
Gergely Toth

Exhibit 10.1, 2